UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – April 29, 2004

US Oncology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26190	84-1213501
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Press Release of US Oncology, Inc. dated April 29, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, US Oncology, Inc. issued a press release announcing its earnings for the first quarter of 2004. A copy of the press release is furnished herewith as an exhibit.

The information in this report and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to the Securities and Exchange Commission (“SEC”), but shall be not deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this report and the attached exhibit shall not be incorporated by reference into any filing of US Oncology, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

For additional risks about US Oncology’s business, see its Annual Report on Form 10-K for the year ended December 31, 2003, including disclosures under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and subsequent filings with the SEC, which are filed with the Securities and Exchange Commission and are available on the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004

US ONCOLOGY, INC.

By:	/s/ Phillip H. Watts

Name:	Phillip H. Watts
Title:	Vice President—General Counsel